              FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this
"Amendment") is made as of March 4, 1996, by and between Ridge
Plaza Joint Venture ("Seller") and PIRP, INC. ("Buyer").

                           W I T N E S S E T H:

     WHEREAS, Seller and Buyer entered into a certain Purchase and Sale Agreement, dated as of November 1, 1995 and effective as of November 10, 1995 (the "Purchase Agreement") relating to certain property known as Pine Island and Ridge Plaza Shopping Centers and located at 8800 State Road 84 and 9200 State Road 84, Davie, Florida (the "Property"); and

     WHEREAS, Buyer has completed its inspection of the Property;
and

     WHEREAS, based upon such inspection and other factors, Buyer has requested Seller to reduce the Purchase Price and Seller has agreed to do so; and

     WHEREAS, Seller and Buyer desire to execute this Amendment to evidence, inter alia, the reduction of the Purchase Price and the expiration of the Inspection Period.

     NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the Seller and the Buyer agree to amend the Purchase Agreement and the Purchase Agreement is hereby amended as follows:

     1. The Purchase Price, as reflected in Paragraph 2 of the Purchase Agreement, is hereby reduced to FIFTEEN MILLION, FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($15,500,000.00) in cash, subject to the prorations and adjustments provided in Paragraph 5.3 of the Purchase Agreement. Furthermore, Buyer agrees that no lender will be involved in the purchase contemplated by the Purchase Agreement.

     2. Seller hereby waives delivery of the Additional Earnest Money Deposit and the Initial Earnest Money Deposit shall constitute the Total Earnest Money Deposit for all purposes of the Purchase Agreement except as provided in the remaining portions of this Paragraph. For all purposes of the Agreement, the phrase "Additional Earnest Money Deposit" shall be revised to mean an amount equal to One Million Five Hundred Forty Thousand and 00/100 Dollars ($1,540,000.00). If Seller is entitled to the Total Earnest Money Deposit pursuant to Paragraph 9.2 of the Agreement, Seller shall be entitled to collect from Buyer, in addition to the Initial Earnest Money Deposit, damages, in an amount equal to the Additional Earnest Money Deposit, which damages Buyer agrees to immediately pay to Seller.
                                  1

     3.   Buyer acknowledges and agrees that the term "Permitted
Exceptions" as defined in Paragraph 3.3 of the Agreement shall include only those items shown on Exhibit "A" attached hereto and incorporated herein by reference.

     4. Buyer acknowledges that (a) the Inspection Period has expired and that Buyer is purchasing the Property in accordance with the last full paragraph of Paragraph 4.2 of the Purchase Agreement relating to the sale of the Property in an "As Is" condition; and (b) Buyer shall have no right to terminate the Purchase Agreement in accordance with the terms of Paragraph 4.2 of the Purchase Agreement.

     5. Buyer acknowledges that Buyer has accepted the environmental condition of the Property as of February 23, 1996, and thus Buyer shall have no right to terminate the Agreement nor shall there be a reduction of, or credit against, the Purchase Price at Closing due to the environmental condition of the Property except that Buyer shall have the right to terminate the Agreement, in accordance with all of the terms and conditions of the Agreement, if an environmental condition of the Property arises after February 23, 1996..

     6. Paragraph 5.1 of the Purchase Agreement is deleted in its entirety and the following is substituted in its place and stead:

     "Closing Date. The transaction contemplated by this Agreement ("Transaction") shall close ("Closing") on or before March 8, 1996 (the "Closing Date"). The Closing shall take place at 9:00 a.m. Eastern Time in the offices of the Title Company and Buyer and Seller shall conduct a "pre-closing" on March 7, 1996 with title transfer and payment of the Purchase Price to be completed on the Closing Date as set forth in Paragraph 5.2 hereof."

     7.   Notwithstanding anything else contained in the Purchase
Agreement, Buyer shall reimburse the Seller for a portion of Seller's attorneys fees in the amount of $4,000.00.

     8. The following sentence shall be added to the end of Paragraph 8.3 of the Purchase Agreement:

     "Notwithstanding the foregoing, Buyer's representations, warranties and agreements under Paragraph 12.17 hereof shall survive both the Closing and the Limitation Date and shall not merge into the Special Warranty Deed, but shall be enforceable at any time by Seller."

     9. The dollar amount of "$1,700,000.00" in the last sentence of Paragraph 9.1 of the Purchase Agreement shall be deleted and replaced with the dollar amount of "$1,550,000.00."

     10. Buyer and Seller acknowledge and agree that Seller delivered the Approval, as required by Paragraph 11 of the Purchase Agreement, on or before the expiration of the Approval Period.

     11.  The last sentence of Paragraph 12.6 of the Purchase
Agreement shall be deleted and the following inserted in its place and stead:

     "Notwithstanding the above, this Agreement may be assigned in two parts to Qualified Entities (as defined below) pursuant to the Partial Assignments of Purchase and Sale Agreement, Escrow Agreement, Etc. attached hereto as Composite Exhibit "T", provided (i) such assignment does not cause Seller to incur any additional costs or expenses (e.g. new Hart-Scott-Rodino filing fees), (ii) such assignment does not cause a change in the Closing Date, and (iii) Seller has written notice of such assignment no later than March 1, 1996. For purposes of the previous sentence, the term "Qualified Entities" shall mean Pine Island Investment Holdings, Inc. and Ridge Plaza Investment Holdings, Inc. Additionally, Buyer (a) hereby gives notice of its intent to make such assignments and (b) represents, warrants and covenants to Seller that Pine Island Investment Holdings, Inc. and Ridge Plaza Investment Holdings, Inc. are and will be exclusively represented by Investcorp International, Inc., as agent, in all matters through the Closing Date.

     12. Composite Exhibit "T" attached hereto shall be added as Composite Exhibit "T" to the Purchase Agreement.

     13. Buyer agrees that Seller shall not be a party to any partial assignment referenced above and shall have no liability or obligation in connection therewith except to transfer the Property as directed by Buyer in accordance with said assignments. Without limiting the generality of the foregoing, Seller shall not be a party to any allocation of the Purchase Price among assets being transferred and it shall be the sole responsibility of Buyer to inform Seller of the allocation it desires.

     14.  The following shall be added at the end of Paragraph
12.17 of the Purchase Agreement:

     "Notwithstanding the above, Buyer represents to Seller that Buyer has preliminarily determined that the Transaction will not be subject to reporting under the HSR Act, as contemplated above, for the reasons set forth in Composite Exhibit "S" attached hereto. Therefore, Buyer does not anticipate that a filing will be made under the HSR Act and Seller is not proceeding with such a filing based solely upon Buyer's representations herein. In lieu of the HSR Act filing contemplated above, Buyer and its assignees will provide to Seller at

     Closing letters of warranty and representation, in the form attached hereto as Composite Exhibit "S", that the transaction is not reportable under the HSR Act.

     In the event that Buyer is unable to provide to Seller such letters of warranty and representation, or in the event the parties hereto determine subsequent to the date hereof that the transaction will be reportable under the HSR Act, the provisions in the first paragraph of this Paragraph 12.17 will be in full force and effect and will be legally binding, except that Buyer will pay one hundred percent (100%) of any required filing fee, and will also pay Seller's reasonable expenses related to preparing the HSR filing."

     15. Composite Exhibit "S" attached hereto shall be added as Composite Exhibit "S" to the Purchase Agreement.

     16. Paragraph 5.3.5 shall be deleted in its entirety and the following inserted in its place and stead:

          "5.3.5 Closing Costs. Seller shall pay the cost of preparing this Agreement and the Closing Documents, the cost of the title insurance searches, $44,450.00 towards the cost of the Title Commitment and the title insurance policy issued pursuant thereto issued at the minimum promulgated rate with no endorsements ("Seller's Share of Title
          Insurance") and attorney's fees incurred by Seller in connection with the Closing and any other costs or expenses customarily paid by sellers of similar real property in the State of Florida. Buyer shall pay the cost of its inspections, the cost of the Updated Survey, if any, the cost of the Title Commitment and the title insurance policy issued pursuant thereto issued at the minimum promulgated rate to the extent such cost exceeds the Seller's
          Share of Title Insurance, the cost of any endorsements to the Title Commitment or the title policy issued thereto requested by Buyer and any other costs or expenses customarily paid by buyers of similar real property in the State of Florida and attorney's fees incurred by Buyer in connection with the Closing."

     17. Except as amended hereby, the Purchase Agreement shall remain in full force and effect.

     18. This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall together constitute one and the same instrument.

     19. Exhibit "B" to the Purchase Agreement is deleted in its entirety.

     This Amendment has been executed by the parties hereto effective as of the date set forth above.

                              SELLER:
                              RIDGE PLAZA JOINT VENTURE, a Florida
                              General Partnership,

                              By:  Prudential Acquisition Fund I,
                                   L.P., a Delaware limited
                                   partnership,
                                   partner

/s/ Patricia Stiles                By:  Prudential Realty Partnerships, Inc.,
Name: Patricia Stiles                   a Delaware corporation,
                                        general partner


                                       By:    /s/ Kevin R. Smith
                                       Name:  Kevin R. Smith
/s/ Juliette Diarra                    Its:   Vice President
Name:Juliette Diarra

                              By: Prudential Realty Acquisition Fund II, L.P., a Delaware limited partnership, partner

/s/ Patricia Stiles                By:  Prudential Realty Partnerships, Inc.,
Name: Patricia Stiles                   a Delaware corporation,
                                        general partner

                                        By:    /s/ Kevin R. Smith
                                        Name:  Kevin R. Smith
/s/ Juliette Diarra                     Its:   Vice President
Name:Juliette Diarra


                              BUYER:
                              PIRP, INC.
                               a Delaware corporation

/s/ Chaya R. Shafran          By:   /s/ F. Jonathan Dracos
Name: Chaya R. Shafran        Name: F. Jonathan Dracos
                              Its: Vice President
/s/ Mary Sheeran
Name: Mary Sheeran
                                  5

                               EXHIBIT "A"



     AS TO ALL PARCELS:

1. Taxes and assessments for the year 1996 and subsequent years, and subsequent assessments for prior years due to change in land usage, ownership or otherwise.

2. Rights of tenants in possession (as tenants only) under any of the Leases (a list of which shall be provided by Seller at the beginning of the Inspection Period and again at Closing).

3. Any claim that any portion of the Project is sovereign lands of the State of Florida, including, submerged, filled or artificially exposed lands and lands accreted to such lands, and any adverse claim due to riparian rights, if any.

4.   Rights of parties in possession other than the owner.

5.   All zoning ordinances which affect the Project.

     AS TO PARCELS 1, 2, 3, 4 & 5 (RIDGE PLAZA):

6.   The following items with respect to Parcel 1 and Easement Parcels 4 and 5:

     a.   Reservations in favor of the Trustees of the Internal
          Improvement Fund of the State of Florida contained in deed recorded in Deed Book 10, Page 113, Public Records of BROWARD County, Florida, as to:

          i.   3/4th's interest in all phosphate, mineral and metal rights.

          ii.  1/2 interest in all petroleum rights.

               The right of entry and exploration and other reservations, except as set forth above, have been released by document recorded in Official Records
               Book 11495, Page 260.

     b. Restrictions imposed upon a portion of subject premises as to rights of access, ingress, egress, light, air and view by that Order of Taking for right of way of State
          Road 84 recorded in Official Records Book 8565, Page 981, and ratified in Final Judgment in Eminent Domain
          Proceedings recorded in Official Records Book 9621, Page 329.

     c.   Restrictions, dedications and easements as contained in
          the Plat of Ridge Plaza, as recorded in Plat Book 116,
          Page 27, of the Public Records of Broward County,
          Florida.
                                       1

     d.   Developer Agreement recorded in Official Records Book
          11073, Page 429, together with Bill of Sale recorded in Official Records Book 11704, Page 510.

     e. Maintenance Agreements recorded in Official Records Book 11076, Page 803 and in Official Records Book 11076, Page 809.

     f. Unrecorded Easement to Florida Power and Light Company dated December 19, 1983 as attached to Warranty Deed recorded in Official Records Book 12562, Page 941 as
          Exhibit B-1.

     g. Easement(s) reserved and terms, provisions and obligations contained in instrument recorded in Official Records Book 5192, Page 899.

     h. Easement(s) reserved and terms, provisions and obligations contained in instrument recorded in Official Records Book 12505, Page 317.

     i. Memorandum of Management Agreement recorded in Official Records Book 16271, Page 717 and in Official Records Book 18428, Page 226, as may be affected by document recorded in O.R. Book 21173, Page 163. (As to leasehold interest only of American Multi-Cinema, Inc. "AMC" and not the underlying fee interest)

     j. Memorandum of First Right of Refusal recorded in Official Records Book 16271, Page 723 and in Official Records Book 18428, Page 216, as may be affected by document recorded in O.R. Book 21173, Page 163. (As to leasehold interest only of American Multi-Cinema, Inc. "AMC" and not the underlying fee interest)

     k.   Agreement recorded in Official Records Book 17863, Page
          198 and in Official Records Book 18221, Page 100.

     l. Road Easement and terms, provisions and obligations contained in instrument recorded in Official Records Book 18270, Page 248.

     m.   Cable Television Easement recorded in Official Records
          Book 19450, Page 335.

     n.   UCC-1 Financing Statement recorded in Official Records
          Book 20593, Page 721 (as to Leasehold interest only and not the underlying fee interest).

7.   The following items with respect to Parcel 2 and Easement Parcels 4 and 5:

     a.   Reservations in favor of Trustees of the Internal
          Improvement Fund of the State of Florida contained in deed recorded in Deed Book 10, Page 113, Public Records of BROWARD County, Florida, as to:

          i.   3/4th's interest in all phosphate, mineral and metal rights.

          ii.  1/2 interest in all petroleum rights.

          The right of entry and exploration and other reservations, except as set forth above, have been released by document recorded in Official Records Book
          11495, Page 260.

     b. Restrictions, dedications and easements as contained in the Plat of Pine Island Ridge Section Two, as recorded in Plat Book 83, Page 20, of the Public Records of Broward
          County, Florida.

     c.   Developer Agreement recorded in Official Records Book
          11073, Page 429, together with Bill of Sale recorded in Official Records Book 11704, Page 510.

     d. Maintenance Agreements recorded in Official Records Book 11076, Page 803 and in Official Records Book 11076, Page 809.

     e. Unrecorded Easement to Florida Power and Light Company dated December 19, 1983 as attached to Warranty Deed recorded in Official Records Book 12562, Page 941 as
          Exhibit B-1.

     f. Easement(s) reserved and terms, provisions and obligations contained in instrument recorded in Official Records Book 5192, Page 899.

     g.   Easement(s) reserved in instrument recorded in Official
          Records Book 12505, Page 317.

     h. Memorandum of Management Agreement recorded in Official Records Book 16271, Page 717 and Official Records Book 18428, Page 226, as may be affected by document recorded in O.R. Book 21173, Page 163. (As to leasehold interest only of American Multi-Cinema, Inc. "AMC" and not the underlying fee interest)

     i. Memorandum of First Right of Refusal recorded in Official Records Book 16271, Page 723 and in Official Records Book 18428, Page 216, as may be affected by document recorded in O.R. Book 21173, Page 163. (As to leasehold interest only of American Multi-Cinema, Inc. "AMC" and not the underlying fee interest)

     j.   Cable Television Easement recorded in Official Records
          Book 19450, Page 335.

8.   The following items with respect to Parcel 3 and Easement Parcels 4 and 5:

     a.   Reservations in favor of the Trustees of the Internal
          Improvement Fund of the State of Florida contained in deed recorded in Deed Book 139, Page 466, Public Records of DADE County, Florida, as to:

          i.   3/4th's interest in all phosphate, mineral and metal rights.

          ii.  1/2 interest in all petroleum rights.

          The right of entry and exploration and other reservations, except as set forth above, have been released by document recorded in Official Records Book
          11495, Page 260.

     b.   Reservations in favor of the Trustees of the Internal
          Improvement of the State of Florida contained in deed recorded in Deed Book 27, Page 435, Public Records of
          BROWARD County, Florida, as to:

          i.   Canal rights.

          ii. Canal reservations partially assigned to the Everglades Drainage District in Deed Book 461, Page 376.

     c. Restrictions imposed upon a portion of subject premises as to rights to access, ingress, egress, light, air and view, by that order of Taking for right of way of State Road 84 recorded in Official Records Book 8565, Page 981 and ratified in Final Judgment in Eminent Domain Proceedings recorded in Official Records Book 9621, Page 329.

     d. Restrictions, dedications and easements as contained in the Plat of Route 84 Square, as recorded in Plat Book
          117, Page 11, of the Public Records of Broward County,
          Florida.

     e.   Developer Agreement recorded in Official Records Book
          11073, Page 429, together with Bill of Sale recorded in Official Records Book 11704, Page 510.

     f. Maintenance Agreements recorded in Official Records Book 11076, Page 803 and in Official Records Book 11076, Page 809.

     g. Unrecorded Easement to Florida Power and Light Company dated December 19, 1993 as attached to Warranty Deed recorded in Official Records Book 12562, Page 941 as
          Exhibit B-1.

     h. Easement(s) reserved and terms, provisions and obligations contained in instrument recorded in Official Records Book 5192, Page 899.

     i. Easement(s) reserved and terms, provisions and obligations contained in instrument recorded in Official Records Book 12505, Page 317.

     j. Memorandum of Management Agreement recorded in,Official Records Book 16271, Page 717 and in Official Records Book 18428, Page 226, as may be affected by document recorded in O.R. Book 21173, Page 163. (As to leasehold interest only of American Multi-Cinema, Inc. "AMC" and not the underlying fee interest)

     k. Memorandum of First Right of Refusal recorded in Official Records Book 16271, Page 723 and in Official Records Book

          18428, Page 216, as may be affected by document recorded in O.R. Book 21173, Page 163. (As to leasehold interest only of American Multi-Cinema, Inc. "AMC" and not the underlying fee interest)

     l.   Cable Television Easement recorded in Official Records
          Book 19450, Page 335.

9. The following items with respect to Parcels 1, 2, and 3 and Easement Parcels 4 and 5:

     a. Those certain Memorandums of Lease recorded in the following Official Records Books and Pages:


       0. R. Book          Page
         12459               269, as affected by document recorded in Official
                                  Records Book 21173, Page 163
          12654               48
          15834               552
          16293               463
          16530               166
          16792               126
          17278               581
          17743               516
          18428               462
          18827               853
          19122               13
          20100               473
          21143               636
          21173               163
          21210               157
          21250               113
          21329               603
          21407               112
          21622               173
          21622               176
          21889               709
          22471               895
          22486               481
          22823               171
          23232               60
          24000               704

10.  Leasehold Mortgage recorded in Official Records Book 17452,
     Page 242 (as to the leasehold interest of Long John Silver's
     Inc. and Jerrico, Inc., their successors and/or assigns and not the underlying fee interest)

11.  The following items with respect to Easement Parcels 4 and 5:

     a. Terms, provisions, conditions and obligations in instruments recorded in Official Records Book 11032, Page 313, and in O.R. Book 11076, Page 809.

12. The following matters shown on a certain boundary survey prepared by Jon P. Weber, P.L.S., Florida Registration No. 4323, of Keith and Schnars, P.A., Engineers, Planners & Surveyors, bearing project No. 10645C.29 dated 04/13/85 and updated and certified on 12/01/95, including all matters excluded specifically from the aforementioned boundary survey by notation thereon:

     a.   As to Parcel 1:

          i. Easement, if any, for sidewalk which meanders inside and outside of the northerly and easterly boundaries of the land.

          ii.  Non-vehicular access lines:

          iii. Encroachment, if any, onto or into the 12' utility easement, shown on the survey and designated on the Plat, by the following:

               (1)  the meandering sidewalk referenced above;

               (2)  sign located in the northeast corner of the land;

               (3)  asphalt parking areas (surfical);

               (4)  Southern Bell box;

               (5) 30' drainage easement along the southerly boundary of the land; and

               (6) 10' water and sewer lines easement along the southeasterly boundary of the land at a point which is approximately 137' south of the north boundary of the land.

          iv. Encroachment, if any, onto or into the 30' drainage easement, shown on the survey and designated on the Plat, by the following:

               (1) concrete slabs, transformer pads, water meters, and fire hydrants;

               (2)  asphalt parking areas (surfical);

               (3)  meandering sidewalk referenced above.

               (4) one story cement block structure (in the southwest corner of said land); and

               (5)  12' utility easement along easterly boundary of said land.

          v. Encroachment, if any, onto or into the 10' water and sewer lines easement, recorded in O.R. Book
               11704, Page 510, shown on the survey as follows:

               (1)  asphalt parking areas (surfical);

               (2)  meandering sidewalk referenced above;

               (3)  transformer pads, and light poles;

               (4)  30' drainage easement along southerly boundary of the land;

               (5)  12' utility easement along easterly boundary of the land;

               (6) sign which traverses said easement and the south boundary of parcel designated as "Out Parcel L" on the survey;

               (7) concrete curbings throughout the easement for traffic flow and parking islands; and

               (8) 10' covered walkway (at the northeast corner of the one-story cement block structure).


          vi. Encroachment, if any, onto or into the 30' roadway easement, shown on the survey and designated on the Plat, by the following:

               (1)  asphalt parking areas (surfical); and

               (2) light poles, water meters, catch basins, signs, concrete curbings, overhead electric lines, and chain link fence.

          vii. Encroachments and or easements relative to the following (located on areas other than those referenced above):

               (1) light poles, catch basins, signs and water meters along the northerly and easterly boundaries of the land; and water meters, valve boxes, clean outs, catch basins, grease traps, dumpsters, manholes, fire hydrants, transformer pads and the like located on the interior of the land.

     b.   As to Parcel 2:

          i. Encroachment, if any, into or onto 6' utility easement, shown on the survey and designated on the Plat, by the following:

               (1)  asphalt parking area and concrete curbings
                    (surfical).

          ii. Encroachment, if any, into or onto 10' utility easement, shown on the survey and designated on the Plat, as follows:

               (1)  asphalt parking areas and concrete curbings (surfical);

          iii. Encroachment, if any, onto or into the 10' water and sewer lines easement, recorded in O.R. Book
               11704, Page 510, shown on the survey as follows:

               (1)  asphalt parking areas and concrete curbings
                    (surfical);

               (2)  concrete slabs, fire hydrant, and light poles.

          iv.  Encroachment or easement relative to the following
               (located on areas other than those listed above:

               (1) light poles, water meters, valve boxes, clean outs, grease traps, fire hydrants, transformer pads, concrete slabs, overhead wires, wood utility poles and anchors and the like located on the interior of the land.

     c.   As to Parcel 3:

          i. Easement, if any, for sidewalk which meanders inside and outside of the northerly boundary of the land.

          ii. Encroachment, if any, into or onto 6' utility easement, shown on the survey and designated on the Plat, by the following:

               (1)  asphalt parking area and concrete curbings
                    (surfical).

               (2)  concrete slabs; and

               (3)  sprinkler pump.

          iii. Encroachment, if any, into or onto the 10' water and sewer lines easement recorded in O.R. Book
               11704, Page 510, shown on the survey as follows:

               (1) asphalt parking areas, concrete curbings and/or sidewalks (surfical);

               (2)  concrete slabs;

          iv. Encroachment, if any, into or onto the 12' utility easement, shown on the survey and designated on the Plat, by the following:

               (1)  the meandering sidewalk referenced above;

               (2)  concrete slabs;

               (3)  non-vehicular access line;

               (4)  Southern Bell box;

               (5)  concrete curbings and asphalt parking areas
                    (surfical);

          v. Encroachments and/or easements relative to the following (located on areas other than those listed above:

               (1) catch basins, fire hydrants, transformer pads, light poles, dumpsters, concrete slabs, man holes, clean outs, water meters, signs, and utility poles;

               (2)  non-vehicular access lines;

     d.   As to Easement Parcel 4:

          i.   Encroachment, if any, into or onto the Parking
               Easement recorded in O.R. Book 12505, Page 317, by the following:

               (1)  catch basins;
               (2)  overhead electric lines:

     e.   As to Easement Parcel 5:

          i.   Encroachment, if any, into or onto the 30' Berm
               Easement recorded in O.R. Book 11032, Page 313, by the following:

               (1)  water valve boxes;

               (2)  light poles;

               (3)  storm sewer lines;


     AS TO PARCELS 6 & 7 (PINE ISLAND):

13. Any state of facts which the Updated Survey shows, or if Purchaser does not obtain an Updated Survey, any state of facts which an accurate survey or a personal inspection of the Project might disclose and any easements or claims of easement not shown by the public records. The term Updated Survey(s) shall have the same meaning herein as in Paragraph 3.1 of the Agreement to which this exhibit is attached.

14.  Reservations in favor of the Trustees of the Internal
     Improvement Fund of the state of Florida contained in deed recorded in Deed Book 10, Page 113, Public Records of BROWARD County, Florida, as to:

     a. 3/4th's interest in all phosphate, mineral and metal rights.

     b.   1/2 interest in all petroleum rights.

     Other reservations contained therein have been released by document recorded in Official Records Book 10452, Page 752 and Official Records Book 10700, page 55.

15. Easement(s) reserved and terms, provisions and obligations contained in instrument recorded in Official Records Book
     7820, Page 647.

16. Restrictions, dedications and easements as contained in the Plat of Pine Island Plaza Associates, as recorded in Plat Book 115, Page 35, of the Public Records of Broward County,
     Florida.

17.  Developer Agreement recorded in Official Records Book 10744,
     Page 837, together with Bill of Sale recorded in Official
     Records Book 11134, Page 956.

18.  Cross Access and Parking Agreement recorded in Official
     Records Book 11550, Page 106, as supplemented by supplement thereto recorded in Official Records Book 12423, Page 701.

19.  Order of Taking recorded in Official Records Book 8565, Page
     981.

20.  Unrecorded Easement to Florida Power and Light Company dated
     August 5, 1983 as attached to Warranty Deed recorded in Official Records Book 12562, Page 964 as Exhibit B-1.

21.  Easement(s) reserved in instrument recorded in Official
     Records Book 11134, Page 957.

22. Easement(s) granted to Florida Power and Light Company recorded in Official Records book 12533, Page 861.

23. Agreement recorded in Official Records Book 17820, Page 747 and in Official Records Book 18221, Page 109.

24.  Road Easement recorded in Official Records Book 18270, Page
     244.

25.  Cable Television Easement recorded in Official Records Book
     19450, Page 330.

26.  Those certain Memorandums of Lease recorded in the following
     Official Records Books and Pages:

          O. R. Book          Page
          10927               451
          10972               284
          11550               854
          12921               905
          13134               736
          13140               941
          13673               874
          13820               94
          16046               710
          16141               840
          16792               126
          17003               667

          O. R. Book          Page
          17473               416
          18078               825
          18251               85
          18270               335
          18578               207
          19258               137
          19565               433
          19790               270
          20098               150
          20533               111
          20666               10
          20785               926
          21008               966
          21174               47
          21210               160
          21245               400
          21277               552
          21296               904
          21732               203
          22011               663
          22292               988
          22311               253
          22334               926
          22557               11
          22557               14
          22740               603
          23079               615
          23376               646
          23462               3
          23462               25
          23781               303
          23854               984
          24274               261

27.  UCC-1 Financing Statement recorded in Official Records Book
     20905, Page 444 (as to Leasehold interest only and not the underlying fee interest).

28.  The following items with respect to the Easement Parcel 7:

     a. Terms, provisions, conditions and obligations in instrument recorded in Official Records Book 10751, Page 464.

29.  UCC-1 Financing Statement recorded in Official Records Book
     24274, Page 260 (to be assigned to proposed owner insured herein).

30. Option to Purchase contained in unrecorded Lease dated May 27, 1983 by and between Pine Island Associates, Ltd., a Florida limited partnership (Lessor) and Mobil Oil Corporation, a New

     York corporation (Lessee), as such lease is evidenced by Memorandum of Lease of even date therewith and recorded on February 21, 1984 in O.R. Book 11491, Page 445 and as further evidenced by Starter Agreement dated November 28, 1983 by and between the identical parties and recorded on March 5, 1984 in O.R. Book 11521, Page 875.


Note: Except as otherwise provided herein, all recording information relates to Broward County, Florida.

Note: Any unrecorded item listed in item numbers 6-30 above shall not be included in the Exhibit "B" to the Special
          Warranty Deed to be delivered at the Closing.

                           COMPOSITE EXHIBIT "S"

                    REPRESENTATION AND WARRANTY LETTER

[TO RIDGE PLAZA JOINT VENTURE]

     Re: Buyer's Representation and Warranty Regarding Hart-Scott-Rodino Notification

     Pursuant to Paragraph 12.17 of a certain Purchase and Sale Agreement ("Purchase Agreement"), dated as of November 1, 1995 and effective as of November 10, 1995, by and between Ridge Plaza Joint Venture ("Seller") and PIRP, Inc. ("Buyer"), Buyer and Pine Island Investment Holdings, Inc. ("Assignee") hereby provide this letter of warranty and representation to Seller that the acquisition from the Seller of Ridge Plaza and Pine Island Shopping Centers, 9200 State Road 84 and 8800 State Road 84, Davie, Florida (collectively, the "Property") by the Assignee and Ridge Plaza Investment Holdings, Inc. is not subject to the notification and waiting provisions under the HSR Act and regulations promulgated thereunder.

     Buyer and Assignee hereby jointly and severally represent and warrant that (a) Assignee is not "controlled" by any other entity since no other entity or person (i) holds 50% or more of its voting securities, (ii) has the contractual power presently to designate half or more of its directors, or (iii) otherwise controls it as the term "control" is defined under the HSR Act and regulations promulgated thereunder; (b) Assignee is its "Ultimate Parent
Entity" as that term is defined under the HSR Act and regulations promulgated thereunder; and (c) both Assignee and Ridge Plaza Investment Holdings, Inc., as newly formed entities without regularly prepared balance sheets together have less than $10 million in annual net sales and less than $10 million in total assets as determined under 16 CFR (sec)801.11(e) (specifically, both Assignee and Ridge Plaza Investment Holdings, Inc.together have less than $10 million in total assets on the day of closing, after excluding from their assets the cash used to acquire their respective portion of the Property from Seller and the expenses related to that acquisition).

     Any capitalized terms not defined herein shall have the same meaning as in the Purchase Agreement.

     Executed this ________ day of March, 1996, to be effective as of March ____, 1996.



                                   PIRP, INC., a Delaware corporation

                                   By:----------------------------
                                   Name:--------------------------
                                   Its: Vice President


                 [SIGNATURE LINES CONTINUED ON NEXT PAGE]
                                  1

                                   PINE ISLAND INVESTMENT
                                   HOLDINGS, INC.

                                   By:----------------------------
                                   Name:--------------------------
                                   Its:----------------------------

                           COMPOSITE EXHIBIT "S"

                    REPRESENTATION AND WARRANTY LETTER

[TO RIDGE PLAZA JOINT VENTURE]

     Re: Buyer's Representation and Warranty Regarding Hart-Scott-Rodino Notification

     Pursuant to Paragraph 12.17 of a certain Purchase and Sale Agreement ("Purchase Agreement"), dated as of November 1, 1995 and effective as of November 10, 1995, by and between Ridge Plaza Joint Venture ("Seller") and PIRP, Inc. ("Buyer"), Buyer and Ridge Plaza Investment Holdings, Inc. ("Assignee") hereby provide this letter of warranty and representation to Seller that the acquisition from the Seller of Ridge Plaza and Pine Island Shopping Centers, 9200 State Road 84 and 8800 State Road 84, Davie, Florida (collectively, the "Property") by the Assignee and Pine Island Investment Holdings, Inc. is not subject to the notification and waiting provisions under the HSR Act and regulations promulgated thereunder.

     Buyer and Assignee hereby jointly and severally represent and warrant that (a) Assignee is not "controlled" by any other entity since no other entity or person (i) holds 50% or more of its voting securities, (ii) has the contractual power presently to designate half or more of its directors, or (iii) otherwise controls it as the term "control" is defined under the HSR Act and regulations promulgated thereunder; (b) Assignee is its "Ultimate Parent
Entity" as that term is defined under the HSR Act and regulations promulgated thereunder; and (c) both Assignee and Pine Island Investment Holdings, Inc., as newly formed entities without regularly prepared balance sheets together have less than $10 million in annual net sales and less than $10 million in total assets as determined under 16 CFR (sec)801.11(e) (specifically, both Assignee and Pine Island Investment Holdings, Inc. together have less than $10 million in total assets on the day of closing, after excluding from their assets the cash used to acquire their respective portion of the Property from Seller and the expenses related to that acquisition).

     Any capitalized terms not defined herein shall have the same meaning as in the Purchase Agreement.

     Executed this ________ day of March, 1996, to be effective as of March _____, 1996.



                                   PIRP, INC., a Delaware corporation

                                   By:----------------------------
                                   Name:--------------------------
                                   Its: Vice President


                 [SIGNATURE LINES CONTINUED ON NEXT PAGE]
                                  3

                                   RIDGE PLAZA INVESTMENT
                                   HOLDINGS, INC.


                                   By:----------------------------
                                   Name:--------------------------
                                   Its:---------------------------

                           COMPOSITE EXHIBIT "T"

            PARTIAL ASSIGNMENT OF PURCHASE AND SALE AGREEMENT,
                          ESCROW AGREEMENT, ETC.

     For Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, PIRP, Inc., a Delaware corporation (the "Assignor"), does hereby assign and convey to Pine Island Investment Holdings, Inc., a Delaware corporation (the "Assignee"), all of Assignor's right, title, interest, duties and obligations, as the same relate to certain property commonly known as Pine Island Shopping Center and located at 8800 State Road 84, Davie, Florida ("Pine Island"), in and to (i) that certain Purchase and Sale Agreement, dated as of November 1, 1995, effective as of November 10, 1995, by and between Ridge Plaza Joint Venture ("Seller"), as seller, and Assignor, as buyer (the "Contract"), a copy of which is attached hereto as Exhibit "A" and incorporated herein by reference, (ii) that certain Escrow Agreement, dated November 1, 1995, by and among Seller, Assignor and Shear, Newman, Hahn & Rosenkranz, P.A., as escrow agent (the "Escrow Agreement"), a copy of which is attached hereto as Exhibit "B" and incorporated herein by reference and (iii) a portion of the Initial Earnest Money Deposit being held pursuant to the Escrow Agreement in the amount of $7,700.00 plus all applicable interest (the "Funds").

     Assignor and Assignee each agree to execute and deliver to the other such additional documentation as may be reasonably necessary to implement the intent of this Assignment as required from time to time by Assignee and Assignor, respectively.

     Assignee hereby assumes all responsibilities, rights, title, interest, duties, liability and obligations (collectively, the "Obligations") of Assignor effective the date of this Assignment, in the Contract and the Escrow Agreement to the extent the Obligations relate to or arise out of Pine Island.

     This Assignment shall be binding upon and inure to the benefit of the respective successors and assigns and, as applicable, the heirs and legal representatives of the parties hereto.

     This Assignment shall be deemed a Florida contract and construed according to the laws of such state, regardless whether this Assignment is being executed by any of the parties hereto in other states or otherwise.

     In the event that any provision of this Assignment if determined by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Assignment as of the ______ day of __________________, 1996.

Signed, Sealed & Delivered
in the presence of:                     "Assignor"
                                        PIRP, Inc.

- ----------------------------            By:----------------------------
Name:-----------------------            Name:--------------------------
                                        Its:---------------------------

- ----------------------------
Name:-----------------------




                                        "Assignee"
                                        PINE ISLAND INVESTMENT
                                        HOLDINGS, INC.



- ----------------------------            By:----------------------------
Name:-----------------------            Name:--------------------------
                                        Its:---------------------------


Name:-----------------------
                                  2

                           COMPOSITE EXHIBIT "T"

            PARTIAL ASSIGNMENT OF PURCHASE AND SALE AGREEMENT
                          ESCROW AGREEMENT, ETC.

     For Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, PIRP, Inc., a Delaware corporation (the "Assignor"), does hereby assign and convey to Ridge Plaza Investment Holdings, Inc., a Delaware corporation (the "Assignee"), all of Assignor's right, title, interest, duties and obligations, as the same relate to certain property commonly known as Ridge Plaza Shopping Center and located at 9200 State Road 84, Davie, Florida ("Pine Island"), in and to (i) that certain Purchase and Sale Agreement, dated as of November 1, 1995, effective as of November 10, 1995, by and between Ridge Plaza Joint Venture ("Seller"), as seller, and Assignor, as buyer (the "Contract"), a copy of which is attached hereto as Exhibit "A" and incorporated herein by reference, (ii) that certain Escrow Agreement, dated November 1, 1995, by and among Seller, Assignor and Shear, Newman, Hahn & Rosenkranz, P.A., as escrow agent (the "Escrow Agreement"), a copy of which is attached hereto as Exhibit "B" and incorporated herein by reference and (iii) a portion of the Initial Earnest Money Deposit being held pursuant to the Escrow Agreement in the amount of $2,300.00 plus all applicable interest (the "Funds").

     Assignor and Assignee each agree to execute and deliver to the other such additional documentation as may be reasonably necessary to implement the intent of this Assignment as required from time to time by Assignee and Assignor, respectively.

     Assignee hereby assumes all responsibilities, rights, title, interest, duties, liability and obligations (collectively, the "Obligations") of Assignor effective the date of this Assignment, in the Contract and the Escrow Agreement to the extent the Obligations relate to or arise out of Ridge Plaza.

     This Assignment shall be binding upon and inure to the benefit of the respective successors and assigns and, as applicable, the heirs and legal representatives of the parties hereto.

     This Assignment shall be deemed a Florida contract and construed according to the laws of such state, regardless whether this Assignment is being executed by any of the parties hereto in other states or otherwise.

     In the event that any provision of this Assignment if determined by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Assignment as of the ______ day of __________________, 1996.

Signed, Sealed & Delivered
in the presence of:                     "Assignor"
                                        PIRP, Inc.

- ----------------------------            By:----------------------------
Name:-----------------------            Name:--------------------------

                                        Its:---------------------------

- ----------------------------
Name:-----------------------



                                        "Assignee"
                                        RIDGE PLAZA INVESTMENT
                                        HOLDINGS, INC.


- ----------------------------            By:----------------------------
Name:-----------------------            Name:--------------------------
                                        Its:----------------------------
- ----------------------------
Name:-----------------------
                                  4